UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

JANUARY 13, 2011
Date of Report (date of Earliest Event Reported)

CHINA DIGITAL MEDIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-30212	13-3422912
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2505-06, 25/F, Stelux House, 698 Prince Edward Road East,
Kowloon, Hong Kong
(Address of principal executive offices and zip code)

(011) 852-2390-8600
 (Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 8.01.                      Other Events.

On January 13, 2011, China Digital Media Corporation (the “Company”) submitted an offer of settlement to the Securities and Exchange Commission (“SEC”) in an effort to settle potential claims arising in connection with an offering of securities made by the Company in 2005 in reliance upon Regulation E of the Securities Act of 1933, as amended (“Securities Act”).  Without admitting or denying any allegations against it, the Company agreed to consent to the entry of a court order: (i) permanently restrained and enjoined it from violating Section 10(b) and Rule 10b5-1 and 13(a) and Rules 12b-20, 13a-1 and 13a-11 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and Sections 5(a), 5(c), and 17(a) of the Securities Act; (ii) ordering it to pay disgorgement in the amount of $200,000, payable over a one-year period; and (iii) cancelling 17,398,440 shares of common stock and 1,403,100 shares of Series A Convertible Preferred Stock held by Chi Shing Ng, the Company’s chief executive officer and director.   As part of the settlement offer, the Company also offered to consent to the entry of an administrative order pursuant to Section 12(j) of the Exchange Act pursuant to which the registration of the Company’s securities under Section 12 of the Exchange Act will be revoked.  That administrative order, among other things, would terminate the Company’s obligation to file public reports with the SEC, and would result in the cessation of trading in the securities of the Company in the United States; and broker-dealers in the United States would be precluded from facilitating the sale or purchase of the Company’s securities.

In connection with the Company’s offer of settlement, Mr. Ng also submitted an offer of settlement  consenting to the entry of a court order (i) canceling 17,398,440 shares of common stock and 1,403,100 shares of Series A Convertible Preferred Stock held by Chi Shing Ng, (ii) barring Mr. Ng from association with a public company, and (iii)  restrained and enjoined Mr. Ng from violating certain provisions, including but not limited to the registration and anti-fraud provisions, of the Securities Act and Exchange Act.

There can be no assurance that the SEC will accept either or both of the offers of settlement.  If the offers of settlement are not accepted, the Company believes that the SEC will authorize the commencement of enforcement proceedings against the Company and Mr. Ng, alleging violations of the registration, anti-fraud, reporting and other provisions of the federal securities laws.

[THE SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL MEDIA CORPORATION

Date: January 14, 2011	By:	/s/ Daniel Ng
Daniel Ng, Chief Executive Officer